Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Income Taxes

8. Income Taxes

The provision for income taxes is based on the current estimate of the annual effective tax rate adjusted to reflect the tax impact of items discrete to the fiscal period. The effective tax rate for the nine months ended September 30, 2017 was approximately 24.0%, resulting in a tax benefit due to pre-tax loss and reversal of deferred tax liabilities relating to intangibles. The Company expects an annual effective tax rate in 2017 to be a benefit of approximately 24.5%. That rate includes the unfavorable impact of nondeductible transaction costs and nondeductible goodwill. The rate also includes an increase in the valuation allowance expected to be necessary at the end of the year for certain disallowed interest originating during the year. The effective tax rate for the three months ended September 30, 2017 was a benefit of 22.7%. The benefit from income taxes for the quarter ended September 30, 2017 was primarily driven by non-operating losses resulting from significant interest expense and the reversal of deferred tax liabilities relating to intangible assets.
The effective tax rate for the nine months ended September 30, 2016 was a benefit of 38.2%, and was significantly impacted by the reversal of the valuation allowance on U.S. deferred tax assets that was necessary upon the acquisition of PR Newswire that occurred in June 2016. The rate also includes the unfavorable impact of nondeductible stock-based compensation, nondeductible transaction costs and nondeductible interest. The effective tax rate for the three months ended September 30, 2016 was a benefit of 25.0%. The benefit from income taxes for the quarter ended September 30, 2016 was primarily driven by non-operating losses resulting from significant interest expense and the reversal of deferred tax liabilities relating to intangible assets.
The Company’s estimates related to liabilities for uncertain tax positions require it to make judgments regarding the sustainability of each uncertain tax position based on its technical merits. If it determines it is more likely than not that a tax position will be sustained based on its technical merits, the Company records the impact of the position in its condensed consolidated financial statements at the largest amount that is greater than fifty percent likely of being realized upon ultimate settlement. The estimates are updated at each reporting date based on the facts, circumstances and information available. As of September 30, 2017, the Company believes the reasonably possible total amount of unrecognized tax benefits that could increase or decrease in the next twelve months as a result of various statute expirations, audit closures, and/or tax settlements would not be material to its condensed consolidated financial statements.

Capitol Acquisition Corp. III [Member]
Income Taxes

Note 7 — Income Taxes

For the year ended December 31, 2016 and the period from July 13, 2015 (inception) through December 31, 2015 there are no provisions for income taxes or corporate taxes payable due to the net operating losses incurred in each year.
Deferred income tax assets of $260,000 (2016) and $40,000 (2015) are primarily comprised of net operating loss carryforwards. The deferred tax benefits recorded in each year of $220,000 (2016) and $40,000 (2015) were offset by corresponding equal amounts of changes in the valuation allowance.
Deferred income taxes, if applicable, are provided for the differences between the basis of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized. The Company has approximately $766,000 in net operating losses that expire through 2036 and if realized would have a tax benefit approximately $260,000. The Company has recorded a full valuation allowance against this deferred tax benefit since the Company believes it is more likely than not to that the Company will not utilize the losses in the future, and accordingly it has not been recorded as a deferred tax asset.
A reconciliation of the provision for income taxes with the amounts computed by applying the statutory Federal income tax rate to income from continuing operations before provision for income taxes is as follows:

	Year Ended December 31, 2016	Period from July 13, 2015 (inception) through December 31, 2015
Tax provision at statutory rate	(34)%	(34)%
State and local taxes (net of federal tax benefit)	—	—
Effect of valuation allowance on deferred tax asset	34%	34%
Effective tax rate	0%	0%